UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2024

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-05224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive
New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2024, Irving Tan informed the board of directors (the “Board”) of Stanley Black & Decker, Inc. (the “Company”) of his decision not to stand for re-election as a director of the Company at the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”). Mr. Tan has recently been named the forthcoming Chief Executive Officer of Western Digital Corp., the standalone hard disk drives business that will exist following Western Digital Corp.’s separation of its hard disk drives and flash-based products businesses. Mr. Tan will continue to serve on the Board until the time of the 2024 Annual Meeting. Mr. Tan’s decision to depart from the Board is in response to Western Digital Corp.’s request that he focus his attention on his new Chief Executive Officer role and did not involve any disagreements with the Company regarding any matter related to its operations, policies or practices.

The Board intends to reduce the size of the Board to nine members following the departure of Mr. Tan.

Mr. Tan had been included as a nominee of the Board in the Company’s definitive proxy statement and proxy card for the 2024 Annual Meeting. In light of his anticipated departure from the Board, Mr. Tan is no longer standing for re-election to the Board at the 2024 Annual Meeting, and the Company’s proxy materials are hereby deemed amended to remove Mr. Tan as a nominee for the 2024 Annual Meeting. The Company’s slate of nominees otherwise remains unchanged. Previously voted proxies remain valid, other than with respect to Mr. Tan as he is no longer standing for re-election, and the Company’s shareholders eligible to vote at the 2024 Annual Meeting may continue to use their proxy cards to vote their shares as to the Board’s remaining nominees and the other matters being voted on at the 2024 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.
Date: April 12, 2024

	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary